                                                                 EXHIBIT 10.02.2

                    First Amendment to Operating Agreement

     This First Amendment to the Operating Agreement is entered into as of this 27/th/ day of December, 1996, between REALTORS(R) Information Network, Inc., an Illinois corporation ("RIN") and RealSelect, Inc., a Delaware corporation ("RealSelect").

                                  WITNESSETH:

     WHEREAS, on December 4, 1996, RIN and RealSelect entered into an Operating Agreement pursuant to which RealSelect was engaged to manage and operate the business of soliciting, collecting and processing real estate information and presenting it through electronic display; and

     WHEREAS, Section 4.2(b) of that Operating Agreement provided RealSelect with the use of certain Leased Equipment owned by RIN during the term of the Operating Agreement;

     WHEREAS, RIN desires to transfer ownership of the Leased Equipment to RealSelect in accordance with the terms and conditions of this First Amendment to the Operating Agreement ("Amendment");

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

     1. In consideration of Ten dollars and other good and valuable consideration, RIN hereby grants to RealSelect ownership of the equipment identified in Schedule F of the Operating Agreement ("Equipment"). A copy of Schedule F is attached hereto and is hereby incorporated by reference.

     2. If the Operating Agreement should be terminated for any reason other than RIN's bankruptcy or breach of the Operating Agreement any time within a two year time period commencing the date of this Amendment, RealSelect agrees that it will transfer ownership of the Equipment to RIN. Such transfer of ownership shall take place within ten days following termination of the Operating Agreement. RealSelect agrees to allow RIN prompt and reasonable access to its facilities in order for RIN to remove the Equipment.

     3. RIN makes no warranties of any kind whatsoever with respect to the Equipment and RealSelect hereby waives any and all warranties implied by law including implied warranties of merchantability and fitness for a particular purpose.

     4. This Amendment may be accepted and executed by the parties hereto by facsimile transmission of their respective signatures.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

REALTORS(R) INFORMATION NETWORK, INC.

By:  /s/ Robert Goldberg
     ----------------------------------
Name:  Robert Goldberg
Title:  President and CEO


RealSelect, Inc.

By:  /s/ Richard Janssen
     ----------------------------------

Name:  Richard R. Janssen
       --------------------------------

Title:  President
        -------------------------------


                                       2